UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

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LUXFER HOLDINGS PLC
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 Luxfer Holdings PLC (“Company”) Vote Online Go to www.envisionreports.com/LXFR or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., EST, on June 2, 2020.

 Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Luxfer Holdings PLC Annual General Meeting of Shareholders to be Held on June 3, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the Proxy Materials for the Annual General Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual General Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. The Proxy Statement on Form DEF 14A, Annual Report on Form 10-K for the year ended December 31, 2019*, and AGM Location Map are available to shareholders at: www.envisionreports.com/LXFR  Easy Online Access — View your Proxy Materials and vote. Step 1: Go to www.envisionreports.com/LXFR. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials ~~–~~ If you want to receive a copy of the Proxy Materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 22, 2020 to facilitate timely delivery. *The 2019 U.K. Report and Accounts (including the Directors’ Remuneration Report) will be made available to shareholders on the Company’s website at https://www.luxfer.com/investors/reports-and-presentations/ and uploaded to www.envisionreports.com/LXFR ahead of the Annual General Meeting. 038SWG 2 N O T

Shareholder Meeting Notice Luxfer Holdings PLC’s Annual General Meeting of Shareholders will be held on June 3, 2020 at 2:00 p.m. UK time at the Company's headquarters, particularly the Luxfer MEL Technologies site, which is located at Lumns Lane, Manchester M27 8LN, United Kingdom (with entrance on Rake Lane).

Proposals to be voted on at the meeting are listed below. The Board of Directors recommends that you vote “For” Resolutions 1-8 and 10-13, and every “1 Year” for Resolution 9. 1.  To re-elect Alok Maskara as a Director of the Company. 2.       To re-elect David Landless as a Director of the Company. 3.        To re-elect Clive Snowdon as a Director of the Company. 4.        To re-elect Richard Hipple as a Director of the Company. 5.        To re-elect Allisha Elliott as a Director of the Company. 6.        To elect Lisa Trimberger as a Director of the Company. 7.        To approve, by non-binding advisory vote, the Directors’ remuneration report for the year ended December 31, 2019 (the “Directors’ Remuneration Report”). 8.       To approve, by non-binding advisory vote, the compensation of Luxfer’s Named Executive Officers (the “Named Executive Officers”). 9.        To approve, by non-binding advisory vote, the frequency of “Say-On-Pay” votes.10. To ratify the re-appointment of PricewaterhouseCoopers LLP as the independent auditors (the “Independent Auditors”) of Luxfer Holdings PLC until conclusion of the 2021 Annual General Meeting. 11.       To authorize the Audit Committee of the Board of Directors to set the Independent Auditors’ remuneration. 12. To authorize the Company to repurchase such number of its ordinary shares, each at such prices as may be agreed pursuant to the terms of a repurchase contract; and to approve the terms of the form of repurchase contract set out in the Memorandum, attached hereto as Appendix B and produced at the Meeting and initialed by the Chair, provided that: (a) the maximum aggregate number of ordinary shares authorized to be purchased shall not exceed 10% of the Company's issued share capital as at 4:00 p.m. (EST) on June 3, 2020; and (b) the authority conferred by this resolution shall, unless varied, revoked, or renewed prior to such time, expire on June 3, 2025. 13. To authorize the Company to repurchase the 761,835,318,444 issued deferred shares, each at such prices as may be agreed pursuant to the terms of a repurchase contract; and to approve the terms of the form of repurchase contract set out in the Memorandum, attached hereto as Appendix C and produced at the Meeting and initialed by the Chair; and to approve the filing of a Schedule TO with the U.S. Securities and Exchange Commission at such time as it is deemed appropriate. The authority conferred by this resolution shall, unless varied, revoked, or renewed prior to such time, expire on June 3, 2025. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the Proxy Materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Please be advised that the Company is legally required to hold the Annual General Meeting of Shareholders by the end of June 2020. While we continue to monitor the evolving impact of the COVID-19 pandemic, the well-being of our shareholders, customers, colleagues and communities remains our top priority. At the time of writing, the U.K. Government has barred public gatherings of more than two people and suggested that individuals avoid any non-essential travel. In light of such unprecedented circumstances, the Board is strongly urging shareholders not to attend the Annual General Meeting in person. Shareholders will still be able to ensure their vote is counted by submitting their proxies in advance, either online or by post. Here’s how to order a copy of the Proxy Materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the Proxy Materials. Internet Go to www.envisionreports.com/LXFR. Click Cast Your Vote or Request Materials. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with “Proxy Materials Luxfer Holdings PLC” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.To facilitate timely delivery, all requests for a paper copy of Proxy Materials must be received by May 22, 2020.